SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-12
IMATION CORP.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Imation Corp.
Important Notice Regarding the Availability of Proxy Materials for the 2010 Annual Shareholder Meeting
to Be Held on Wednesday, May 5, 2010

The Proxy Statement, Annual Report and other proxy materials are available at:
http://www.proxyvoting.com/imn
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.
We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 15, 2010 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:
(please reference your 11-digit control number when requesting materials)
By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.

Telephone:	1-888-313-0164
(outside of the U.S. and Canada call 201-680-6688).
Email:	shrrelations@bnymellon.com
(you must reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/imn

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE
This is not a proxy card. You cannot use this notice to vote your shares.
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE IMATION CORP.
2010 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON WEDNESDAY, MAY 5, 2010*
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
Imation Corp.’s 2010 Annual Meeting of Shareholders will be held on Wednesday, May 5, 2010 at 9:00 a.m. (local time) at 317 on Rice Park Event Center, 317 Washington Street, St. Paul, MN 55102.
     Proposals to be voted on at the meeting are listed below:
1.	To elect four members to the Board of Directors:

01) Charles A. Haggerty	03) Glen A. Taylor
02) Mark E. Lucas	04) Daryl J. White
2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2010.

3.	To transact any other business properly coming before the meeting.
The Board recommends a vote “FOR” Proposals 1 and 2.
The record date for the annual meeting is March 8, 2010. Only shareholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. *This Notice of Internet Availability of Proxy Materials is being mailed to shareholders on or about March 26, 2010.

CONTROL NUMBER
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YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.	è

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Shareholders of record as of the Record Date are encouraged and cordially invited to attend Imation Corp.’s 2010 Annual Meeting of Shareholders.
Meeting Location:
317 on Rice Park Event Center
317 Washington Street
St. Paul, MN 55102
Directions from the airport:
•	Take Highway 5 toward St. Paul (Highway 5 becomes West 7th Street).
•	Follow West 7th Street to downtown St. Paul.
•	Turn right onto 5th Street.
•	Turn right onto North Washington Street.
Directions from other areas are available at http://www.wildsidecaterers.com/maps-and-directions.php
To request a paper copy of the Proxy Materials:

(you must reference your 11-digit control number located on the reverse side of this form)
Telephone:	1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688)
Email:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/imn
The Proxy Materials for Imation Corp. are available to review at:
http://www.proxyvoting.com/imn
Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET
We encourage you to review the proxy materials online before voting.
Use the Internet to vote your shares. On the landing page of the above website in the box labeled
“To Vote Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares.
Have this notice in hand when you access the website.
You will need to reference the 11-digit control number located on the reverse side.
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